EX-99.h6

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC



         This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

         WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, pursuant to the Agreement, each Series agreed to pay the Administrator for the services provided and the expenses assumed by each Series as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Trust desires to appoint Administrator to provide, and Administrator has agreed to provide, additional administrative services to fifteen investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated February 14, 2002, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated February 14, 2002, attached hereto.








         IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 14th day of February, 2002.

JACKSON NATIONAL ASSET                               JNL SERIES TRUST
MANAGEMENT, LLC


By:   /s/ Mark D. Nerud                              By:     /s/ Andrew B. Hopping
     ---------------------------------                     -------------------------------

Name:   Mark D. Nerud                                Name: Andrew B. Hopping
        ------------------------------                     ------------------------------

Title:   Chief Financial Officer                     Title:  President
        ------------------------------                     ------------------------------




                                   SCHEDULE A
                             DATED February 14, 2002

Alger/JNL Growth Series
Alliance Capital/JNL Growth Series
AIM/JNL Value II Series
AIM/JNL Small Cap Growth Series
AIM/JNL Large Cap Growth Series
Eagle/JNL Core Equity Series
Eagle/JNL SmallCap Equity Series
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Series
J.P. Morgan/JNL International & Emerging Markets Series
Janus/JNL Aggressive Growth Series
Janus/JNL Capital Growth Series
Janus/JNL Global Equities Series
Janus/JNL Balanced Series
Janus/JNL Growth & Income Series
Oppenheimer/JNL Global Growth Series
Oppenheimer/JNL Growth Series
PIMCO/JNL Total Return Bond Series
Putnam/JNL Growth Series
Putnam/JNL Value Equity Series
Putnam/JNL International Equity Series
Putnam/JNL Midcap Growth Series
S&P/JNL Conservative Growth Series I
S&P/JNL Moderate Growth Series I
S&P/JNL Aggressive Growth Series I
S&P/JNL Very Aggressive Growth Series I
S&P/JNL Equity Growth Series I
S&P/JNL Equity Aggressive Growth Series I
S&P/JNL Conservative Growth Series II
S&P/JNL Moderate Growth Series II
S&P/JNL Aggressive Growth Series II
S&P/JNL Very Aggressive Growth Series II
S&P/JNL Equity Growth Series II
S&P/JNL Equity Aggressive Growth Series II
S&P/JNL Aggressive Growth Series
S&P/JNL Conservative Growth Series
S&P/JNL Moderate Growth Series
S&P/JNL Core Index 100 Series
S&P/JNL Core Index 50 Series
S&P/JNL Core Index 75 Series
Lazard/JNL Small Cap Value Series
Lazard/JNL Mid Cap Value Series
Mellon Capital Management/JNL S&P 500 Index Series
Mellon Capital Management/JNL S&P 400 Mid Cap Index Series
Mellon Capital Management/JNL Small Cap Index Series
Mellon Capital Management/JNL International Index Series
Mellon Capital Management/JNL Bond Index Series
PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Balanced Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL High Yield Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price/JNL Mid-Cap Growth Series
T. Rowe Price/JNL Value Series




                                   SCHEDULE B
                             DATED February 14, 2002

Series                                                                           Fee
------                                                                           ---
Alger/JNL Growth Series                                                         .10%
Alliance Capital/JNL Growth Series                                              .10%
AIM/JNL Value II Series                                                         .10%
AIM/JNL Small Cap Growth Series                                                 .10%
AIM/JNL Large Cap Growth Series                                                 .10%
Eagle/JNL Core Equity Series                                                    .10%
Eagle/JNL SmallCap Equity Series                                                .10%
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Series                             .10%
J.P. Morgan/JNL International & Emerging Markets Series                         .10%
Janus/JNL Aggressive Growth Series                                              .10%
Janus/JNL Capital Growth Series                                                 .10%
Janus/JNL Global Equities Series                                                .10%
Janus/JNL Balanced Series                                                       .10%
Janus/JNL Growth & Income Series                                                .10%
Oppenheimer/JNL Global Growth Series                                            .15%
Oppenheimer/JNL Growth Series                                                   .10%
PIMCO/JNL Total Return Bond Series                                              .10%
Putnam/JNL Growth Series                                                        .10%
Putnam/JNL Value Equity Series                                                  .10%
Putnam/JNL International Equity Series                                          .10%
Putnam/JNL Mid-Cap Series                                                       .10%
S&P/JNL Conservative Growth Series I                                            .05%
S&P/JNL Moderate Growth Series I                                                .05%
S&P/JNL Aggressive Growth Series I                                              .05%
S&P/JNL Very Aggressive Growth Series I                                         .05%
S&P/JNL Equity Growth Series I                                                  .05%
S&P/JNL Equity Aggressive Growth Series I                                       .05%
S&P/JNL Conservative Growth Series II                                           .05%
S&P/JNL Moderate Growth Series II                                               .05%
S&P/JNL Aggressive Growth Series II                                             .05%
S&P/JNL Very Aggressive Growth Series II                                        .05%
S&P/JNL Equity Growth Series II                                                 .05%
S&P/JNL Equity Aggressive Growth Series II                                      .05%
S&P/JNL Aggressive Growth Series                                                .05%
S&P/JNL Conservative Growth Series                                              .05%
S&P/JNL Moderate Growth Series                                                  .05%
S&P/JNL Core Index 100 Series                                                   .05%
S&P/JNL Core Index 50 Series                                                    .05%
S&P/JNL Core Index 75 Series                                                    .05%
Lazard/JNL Small Cap Value Series                                               .10%
Lazard/JNL Mid Cap Value Series                                                 .10%
Mellon Capital Management/JNL S&P 500 Index Series                              .10%
Mellon Capital Management/JNL S&P 400 Mid Cap Index Series                      .10%
Mellon Capital Management/JNL Small Cap Index Series                            .10%
Mellon Capital Management/JNL International Index Series                        .15%
Mellon Capital Management/JNL Bond Index Series                                 .10%
PPM America/JNL Balanced Series                                                 .10%
PPM America/JNL High Yield Bond Series                                          .10%
PPM America/JNL Money Market Series                                             .10%
Salomon Brothers/JNL Balanced Series                                            .10%
Salomon Brothers/JNL Global Bond Series                                         .10%
Salomon Brothers/JNL High Yield Bond Series                                     .10%
Salomon Brothers/JNL U.S. Government & Quality Bond Series                      .10%
T. Rowe Price/JNL Established Growth Series                                     .10%
T. Rowe Price/JNL Mid-Cap Growth Series                                         .10%
T. Rowe Price/JNL Value Series                                                  .10%

